UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-06416

     DTF Tax-Free Income 2028 Term Fund Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

       Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Kathryn Santoro, Esq. DTF Tax-Free Income 2028 Term Fund Inc. One Financial Plaza Hartford, CT 06103-2608	Adam D. Kanter, Esq. Mayer Brown LLP 1999 K Street, NW Washington, DC 20006-1101

(Name and address of agents for service)

Registrant’s telephone number, including area code: 866-668-8552

Date of fiscal year end: October 31

Date of reporting period: April 30, 2026

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

DTF Tax-Free Income 2028 Term Fund Inc.
Semi-Annual Report
April 30, 2026

LETTER TO SHAREHOLDERS

JUNE 11, 2026
Dear Fellow Shareholders:
IMPORTANT INFORMATION ABOUT YOUR FUND
FUND DIVIDEND
As of April 30, 2026, DTF Tax-Free Income 2028 Term Fund Inc. (the “DTF Fund” or the “Fund”) was paying a $0.39 per share annualized dividend and had a closing price of $11.44 per share. The Fund’s monthly distribution was maintained at 3.25¢ per share for the previous six months.
On March 6, 2023, the DTF Fund amended its distribution policy to allow the Fund’s monthly distribution to include return of capital as well as net investment income. While a portion of future monthly distributions is expected to come from return of capital, the amended policy enables the Fund to maintain a more stable distribution, which is likely to be supportive of the Fund’s market price. A periodic return of capital also aligns with the short-term nature of the term structure of the Fund. The Fund’s policy of making annual distributions of capital gains is unaffected by this change. Refer to the financial highlights section in this report for further information about the Fund’s distributions and its effect on net asset value.
THE CURRENT MUNICIPAL MARKET ENVIRONMENT
We begin our discussion of the DTF Fund for the six months ended April 30, 2026, with a review of the municipal market environment in which the Fund invests.
The fixed income markets from November 2025 to April 2026 continued to be marked by significant volatility, driven by shifting macroeconomic expectations, evolving fiscal policy, and persistent political uncertainty. The market navigated various headwinds, including slowing economic forecasts, rising unemployment, tariff uncertainty, and geopolitical concerns. The municipal curve saw yields move higher during the period. Supported by a December 25 basis point rate cut, the third for 2025, investors moved out the curve to lock in attractive yields and benefit from falling rates.
Municipal supply has been robust. More than $550 billion was issued in 2025. As of the end of April, issuance was up 7% year over year. Demand remained robust, supported by seasonal reinvestment cycles, ETF allocations, and compelling absolute yields.
On a relative basis, during the period, the Bloomberg U.S. Municipal Index, a broad-based measure of the municipal market, posted a return of 1.29% and outperformed other related fixed income benchmarks including the Bloomberg Treasury Index (0.17%), the Bloomberg U.S. Aggregate Bond Index (0.54%), the Bloomberg U.S. Government/Credit Index (0.26%), and the Bloomberg Corporate Index (0.37%). Municipal bond total return performance for the period was led by the 15-year and 20-year area of the curve while the 7-year area lagged.
Municipal credit quality remained broadly healthy during the period. State and local governments returned to balancing spending with revenues by conservative budgeting and resilient tax revenues. Median rainy day fund balances were still near record highs and debt burdens, both absolute and as a share of GDP, remained contained.

Healthcare, higher education, K-12 schools, and transportation issuers faced structural challenges from labor costs, enrollment trends, and evolving user behavior, while essential service utilities, state general obligation credits and high-quality local governments continued to exhibit stability. On an overall basis, air and road travel remained strong throughout the period, leading to stability among transportation credits.
Credit risk premiums, which refer to the additional yield that investors expect to receive as compensation for buying lower-rated securities, narrowed during the six-months ended April 30, 2026 for investment grade rated bonds (more so for BBB-rated bonds). Our investment strategy continues to focus on higher quality municipalities that we believe exhibit value for the longer term. While the federal stimulus may have helped bolster the overall economy and municipal fundamentals, we believe that not all credits are created equal and need to be analyzed with a longer-term horizon in mind—even under the Fund’s term structure. Municipalities still face serious challenges in funding large capital expenditures to rebuild America’s aging infrastructure, improve pension plan funding, and protect communities against climate change.
LOOKING AHEAD
In our view, municipal bonds will likely remain attractive in 2026. Absolute rates remain near decade highs, and credit fundamentals remain stable. Supply is likely to be sizeable, but investor demand should continue to keep the market in balance. Credit conditions will likely remain stable, though sectors closely tied to federal policy changes warrant careful monitoring. Active management, disciplined credit selection, and strategic positioning within the one-to-three-year area of the curve will likely remain advantageous as the Fund transitions towards the 2028 term date.
TRANSITION TOWARD THE 2028 TERM DATE
As the Fund progresses towards its termination date, our investment philosophy will increasingly emphasize capital preservation, liquidity, and certainty of principal repayment.
Credit quality will increase gradually, and we will seek to enhance liquidity through the selection of high-quality issuers with strong secondary market depth. We will also seek to reduce the Fund’s interest rate sensitivity over time by shortening duration where we believe it is prudent and avoid concentrated or illiquid positions.
The portfolio will likely shift towards assets with stable cash flow profiles, predictable redemption schedules, and minimized idiosyncratic risk. Callable structures will be evaluated carefully, and nonessential sectors more exposed to spread volatility will be deemphasized.
THE FUND
In managing the DTF Fund, we continue to emphasize our longstanding strategy of investing primarily in higher-quality, investment grade bonds.
As of the end of the period, the Fund was diversified across various revenue sectors and general obligation bonds. More than 60% of the Fund was invested in revenue bonds as we prefer the dedicated revenue streams and the more settled legal protections these types of bonds have historically offered. Geographically, the Fund was well diversified with exposure to 31 states.
Maturity and duration are measures of the sensitivity of a fund’s portfolio to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically plus or minus 1.0%). In general, the greater the duration of a portfolio, the greater the potential percentage price volatility for a given change in interest rates. As of April 30, 2026, the modified adjusted duration of the Fund’s portfolio was two years.
In addition to the risk of disruptions in the broader credit market, the level of interest rates can be a primary driver of total returns, including the DTF Fund’s total returns. As a practical matter, it is not possible for the Fund to be completely insulated from turmoil in the global financial markets or unexpected moves in interest rates. Any sudden or unexpected rise in interest rates would likely reduce the Fund’s total return, as higher interest rates could be expected to depress the valuations of fixed-rate bonds held in the Fund. We believe that over the long term, diversifying the portfolio across multiple states and sectors, in addition to the distribution of assets along the yield curve, positions the Fund to take advantage of future opportunities while potentially limiting credit risk and volatility.
FUND PERFORMANCE
The following table compares the DTF Fund’s total return to the Bloomberg Municipal Bond 1 Year Index and Bloomberg Municipal 5 Year Index. It is important to note that the index returns stated below include no fees or expenses, whereas the DTF Fund’s NAV returns are net of fees and expenses.
Total Return[1] For the period indicated through April 30, 2026
	Six Months	One Year	Five Years (annualized)	Ten Years (annualized)
DTF Tax-Free Income 2028 Term Fund Inc.
Market Value[2]	2.2%	5.8%	-1.4%	0.3%
Net Asset Value[3]	0.9%	3.4%	-2.4%	0.3%
Bloomberg Municipal Bond 1 Year Index[4]	1.3%	3.3%	1.8%	1.6%
Bloomberg Municipal Bond 5 Year Index[5]	0.9%	5.1%	1.1%	1.8%

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]
Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.
In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total returns on market value shown in the table. Source: Administrator of the Fund.

[3]
Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed within the Financial Highlights section of this report)
reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than the NAV.
Source: Administrator of the Fund.

[4]
The Bloomberg Municipal Bond 1 Year Index is the 1 year component of the Bloomberg U.S. Municipal Index. It is designed to measure the one-to-two-year area of the tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Bloomberg.

[5]
The Bloomberg Municipal Bond 5 Year Index is the 5 Year component of the Bloomberg U.S. Municipal Index. It is designed to measure the four-to-six-year area of the tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Bloomberg.

BOARD OF DIRECTORS MEETINGS
At the regular March and June 2026 meetings of the DTF Fund’s Board of Directors, the Board authorized the following monthly dividends:
Cents Per Share	Record Date	Payable Date	Cents Per Share	Record Date	Payable Date
3.25	April 15	April 29	3.25	July 15	July 30
3.25	May 15	May 28	3.25	August 17	August 28
3.25	June 15	June 29	3.25	September 15	September 29
ABOUT YOUR FUND
The Fund’s investment objective is current income exempt from regular federal income tax consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment-grade tax-exempt obligations.
The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.
It is a privilege and honor to serve you, and we are excited for the future.
Dusty L. SelfDavid D. Grumhaus, Jr.
Vice President and Chief Investment OfficerPresident and Chief Executive Officer
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS
April 30, 2026
(Unaudited)
($ reported in thousands)

Par Value	Description	Value
Municipal Bonds—97.1%
	◼ Alabama—1.4%
500	Black Belt Energy Gas District, Series A 5.000%, 12/1/27	$511
300	Montgomery Water Works & Sanitary Sewer Board 5.000%, 9/1/27	309
350	Southeast Energy Authority A Cooperative District, Series E 5.000%, 10/1/27	359
		1,179
	◼ Alaska—0.9%
750	Borough of North Slope, General Obligation 5.000%, 6/30/27	771
	◼ Arizona—1.2%
1,000	Maricopa County Industrial Development Authority, Banner Health Revenue 4.000%, 1/1/34 (Pre-Refunded 1/1/27 @ 100)(1)	1,009
	◼ Arkansas—1.1%
410	Beaver Water District of Benton & Washington Counties 5.000%, 4/15/27	419
505	City of Bentonville Sales & Use Tax Revenue 5.000%, 11/1/26	510
		929
	◼ California—0.4%
330	California State Health Facilities Financing Authority, Providence St. Joseph Health Revenue, Series A 4.000%, 10/1/36	330
Par Value	Description	Value
	◼ Colorado—7.2%
1,000	City & County of Denver, Airport System Revenue, Series D (AMT) 5.500%, 11/15/30	$1,108
1,250	Fort Collins-Loveland Water District 5.000%, 12/1/27	1,297
1,405	Public Authority For Colorado Energy, Natural Gas Purchase Revenue 6.250%, 11/15/28	1,468
1,000	Regional Transportation District, COP 5.000%, 6/1/26	1,002
1,200	Regional Transportation District, Sales Tax Revenue, Series A 5.000%, 1/15/28	1,232
		6,107
	◼ Connecticut—4.5%
390	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Revenue, Series D-2 (AMT) 3.000%, 5/15/33	365
1,415	Connecticut State Health & Educational Facilities Authority, Yale University Revenue, Series C-1 5.000%, 7/1/40 (Mandatory put 2/01/28)(2)	1,471
750	State of Connecticut Special Tax Revenue, Transportation Infrastructure Purposes, Series A 5.000%, 7/1/27	771
1,085	State of Connecticut, General Obligation, Series D 5.000%, 9/15/31	1,207
		3,814
	◼ Florida—10.3%
2,000	Alachua County Housing Finance Authority, Harbor Cove Apartments Revenue 3.300%, 12/1/29 (Mandatory put 6/01/27)(2)	2,005
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2026
(Unaudited)
($ reported in thousands)
Par Value	Description	Value
1,255	City of Gainesville Utilities System Revenue, Series A 5.000%, 10/1/32	$1,290
1,600	City of Palm Coast FL Utility Revenue 5.000%, 10/1/27	1,654
2,035	County of Seminole, Sales Tax Revenue, Series B (NATL Insured) 5.250%, 10/1/31	2,207
500	Marion County School Board COP (AG Insured) 5.000%, 6/1/27	511
1,080	Miami Beach Health Facilities Authority, Mt. Sinai Medical Center 5.000%, 11/15/39 (Currently Refunded 5/20/26 @ 100)(1)	1,081
		8,748
	◼ Georgia—6.2%
1,260	Carroll City-County Hospital Authority, Tanner Medical Center Project Revenue (CNTY GTD Insured) 5.000%, 7/1/33	1,426
1,175	City of Columbus GA Water & Sewerage Revenue 5.000%, 5/1/27	1,204
1,000	Jackson County School District, General Obligation (ST AID WITHHLDG) 5.000%, 3/1/28	1,045
1,000	Paulding County School District, General Obligation (ST AID WITHHLDG) 5.000%, 2/1/28	1,041
500	State of Georgia, General Obligation, Series A-2 5.000%, 2/1/28	509
		5,225
	◼ Hawaii—1.3%
1,000	County of Maui, General Obligation 5.000%, 9/1/28	1,057
Par Value	Description	Value
	◼ Illinois—6.2%
500	Chicago Park District, General Obligation, Series B 5.000%, 1/1/27	$507
500	City of Chicago, Multi-Family Housing Revenue, Paul G. Stewart Phases 1 & 2, Series F (AMT, GNMA FHA Insured) 4.900%, 3/20/44	500
250	City of Chicago, Water Revenue, Second Lien 5.000%, 11/1/30	253
665	City of Chicago, Water Revenue, Second Lien (AG Insured) 5.250%, 11/1/32	687
1,000	State of Illinois, General Obligation 5.000%, 2/1/27	1,016
2,020	State of Illinois, General Obligation 5.500%, 1/1/29	2,156
160	State of Illinois, General Obligation, Series D 5.000%, 11/1/26	162
		5,281
	◼ Kentucky—3.3%
530	Kenton County Airport Board 5.000%, 1/1/27	531
1,265	Kentucky State Property & Building Commission, Series B (ST APPROP) 5.000%, 11/1/26	1,279
1,000	Rural Water Financing Agency, Public Projects Construction Revenue, Series A 3.700%, 5/1/27	1,000
		2,810
	◼ Louisiana—2.6%
2,000	State of Louisiana, General Obligation, Series C 5.000%, 12/1/29	2,166
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2026
(Unaudited)
($ reported in thousands)
Par Value	Description	Value
	◼ Maine—0.9%
725	Maine Health & Higher Educational Facilities Authority, Series A (ST INTERCEPT ST RES FD GTY) 5.000%, 7/1/33	$726
	◼ Massachusetts—0.3%
250	Massachusetts Bay Transportation Authority, Sales Tax Revenue, Series A 5.000%, 7/1/27	257
	◼ Michigan—1.9%
1,055	Great Lakes Water Authority Water Supply System Revenue, Senior Lien, Series C 5.000%, 7/1/28	1,059
540	Michigan State Building Authority, Facilities Program Lease Revenue, Series I 4.000%, 10/15/36	541
		1,600
	◼ Minnesota—2.6%
200	Minnesota Housing Finance Agency, Series E (GNMA/FNMA/FHLMC Insured) 2.700%, 7/1/44	161
2,000	Minnesota Rural Water Finance Authority, Inc. 3.300%, 8/1/26	2,000
		2,161
	◼ Nebraska—2.3%
1,925	City of Omaha, General Obligation 5.250%, 4/1/27	1,972
	◼ New Jersey—5.0%
2,500	New Jersey Transportation Trust Fund Authority, Series A 5.000%, 6/15/33	2,819
1,115	State of, New Jersey, General Obligation, Sales Tax Revenue 5.000%, 6/1/26	1,117
Par Value	Description	Value
295	State of, New Jersey, General Obligation, Sales Tax Revenue 4.000%, 6/1/31	$313
		4,249
	◼ New York—4.1%
500	New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue, Series A-1 5.000%, 11/1/27	518
1,500	New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue, Series G-1 5.000%, 5/1/40	1,652
750	New York State Dormitory Authority, Income Tax Revenue, Series A 5.000%, 3/15/28	784
500	New York State Dormitory Authority, Series A (AG ST AID WITHHLDG Insured) 5.000%, 10/1/26	505
		3,459
	◼ North Carolina—1.8%
870	North Carolina Housing Finance Agency 2.850%, 7/1/27	868
625	Raleigh Durham Airport Authority, Series A 5.000%, 5/1/26	625
		1,493
	◼ Ohio—5.2%
580	County of Franklin, Nationwide Children’s Hospital Revenue, Series A 5.000%, 11/1/27	600
3,000	State of Ohio, General Obligation, Series A 5.000%, 3/1/28	3,136
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2026
(Unaudited)
($ reported in thousands)
Par Value	Description	Value
645	State of Ohio, Major New State Infrastructure Project Revenue 5.000%, 12/15/27	$669
		4,405
	◼ Oklahoma—2.4%
2,000	Oklahoma Capitol Improvement Authority, Series A 5.000%, 7/1/26	2,008
	◼ Oregon—1.2%
1,000	Oregon State Lottery, Series A 5.000%, 4/1/28	1,047
	◼ Pennsylvania—2.1%
1,000	City of Philadelphia, General Obligation, Series C 5.000%, 8/1/28	1,052
315	City of Pittsburgh, General Obligation 5.000%, 9/1/26	317
385	County of Chester, General Obligation, Series A 5.000%, 7/15/27	396
		1,765
	◼ Rhode Island—2.0%
1,500	Rhode Island Commerce Corp., Department of Transportation, Series A 5.000%, 5/15/32	1,667
	◼ South Carolina—0.4%
350	South Carolina Public Service Authority, Series A 5.000%, 12/1/28	371
	◼ Tennessee—3.6%
1,000	County of Shelby, General Obligation, Series A 5.000%, 4/1/27	1,022
1,000	Memphis-Shelby County Airport Authority, Series D 5.000%, 7/1/26	1,003
Par Value	Description	Value
1,000	Metropolitan Government of Nashville & Davidson County Electric Revenue, Series B 5.000%, 5/15/28	$1,049
		3,074
	◼ Texas—12.0%
250	Aldine Independent School District, General Obligation (PSF-GTD Insured) 5.000%, 2/15/28	260
350	Arlington Higher Education Finance Corp., Trinity Basin Preparatory Revenue (PSF-GTD Insured) 5.000%, 8/15/26	352
750	Bexar County Hospital District, General Obligation 5.000%, 2/15/28	779
750	Central Texas Regional Mobility Authority, Subordinate Lien Revenue, Series B 5.000%, 1/1/28	779
1,450	City of Austin TX Water & Wastewater System Revenue 5.000%, 11/15/27	1,503
1,250	Grand Parkway Transportation Corp., Subordinate Tier Toll Revenue 5.000%, 10/1/52 (Mandatory put 4/01/28)(2)	1,289
725	Lamar Consolidated Independent School District, General Obligation (PSF-GTD Insured) 5.000%, 2/15/28	757
1,505	North Texas Tollway Authority, Special Project System Revenue, Convertible Capital Appreciation Bonds, Series C, 7.000%, 9/1/43 (Pre-Refunded 9/1/31 @ 100)(1)	1,777
1,000	State of Texas, General Obligation 5.000%, 10/1/27	1,034
1,500	State of Texas, General Obligation 5.000%, 10/1/30	1,636
		10,166
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2026
(Unaudited)
($ reported in thousands)
Par Value	Description	Value
	◼ Washington—2.4%
750	City of Seattle WA Municipal Light & Power Revenue 5.000%, 2/1/28	$781
1,260	Port of Seattle, Intermediate Lien, Series C (AMT) 5.000%, 5/1/32	1,281
		2,062
	◼ Wisconsin—0.3%
250	Public Finance Authority, Waste Management, Inc. Project Revenue (AMT) 2.875%, 5/1/27	248
Total Municipal Bonds (Cost $82,029)		82,156
Total Long-Term Investments—97.1% (Cost $82,029)		82,156
Short-Term Investments—2.4%
Municipal Bonds—2.4%
	◼ New York—1.2%
1,000	New York State Dormitory Authority, Series A 5.000%, 3/15/27	1,021
Par Value	Description	Value
	◼ Texas—1.2%
1,000	Bexar County Hospital District, General Obligation 5.000%, 2/15/27	$1,016
Total Short-Term Investments (Cost $2,043)		2,037
TOTAL INVESTMENTS—99.5% (Cost $84,072)		84,193
	Other assets less liabilities—0.5%	459
NET ASSETS—100.0%		$84,652
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2026
(Unaudited)
($ reported in thousands)

AG	Assured Guaranty Inc.
AMT	Alternative Minimum Tax
CNTY GTD	County Guarantee Program
COP	Certificate of Participation
FHA	Federal Housing Authority
FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”)
FNMA	Federal National Mortgage Association (“Fannie Mae”)
GNMA	Government National Mortgage Association (“Ginnie Mae”)
NATL	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guarantee Program
ST AID WITHHLDG	State Aid Withholding
ST APPROP	State Appropriation
ST INTERCEPT	State Intercept
ST RES FD GTY	State Resource Fund Guaranty

(1)	Prerefunded and refunded issues are secured by escrowed cash, U.S. government obligations, or other securities.
(2)
Variable or step coupon security; interest rate shown reflects the rate in effect at April 30, 2026. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.
The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3—significant unobservable inputs (including the Investment Adviser’s Valuation Committee’s own assumptions in determining fair value of investments)
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2026
(Unaudited)
($ reported in thousands)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2026:

Level 2
Municipal Bonds	$84,193
Total investments	$84,193
There were no Level 1 or Level 3 priced securities held at April 30, 2026 and there were no transfers into or out of Level 3 related to securities held at April 30, 2026.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2026
(Unaudited)

Summary of Ratings as a Percentage of Long-Term Investments
Rating *	%
AAA	12.2
AA	58.7
A	24.3
BBB	1.8
BB	0.0
B	0.0
NR	3.0
100.0

*
Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s
Investors Service, Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either
S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. is used, if available. The Fund does not evaluate these ratings but simply assigns them to the appropriate credit quality category as determined by the ratings agencies, as applicable. Securities that have not been rated by S&P, Moody’s or Fitch totaled 3% of the portfolio at the end of the reporting period.

Portfolio Composition as a Percentage of Long-Term Investments
%
General Obligation	33.8
Utilities	15.3
Special Tax	11.9
Leasing	9.7
Transportation	6.9
Housing	4.6
Industrial Revenue & Pollution Control	4.5
Airport	3.9
Pre-Refunded	3.4
Healthcare	3.2
Education	2.8
100.0
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2026
(Unaudited)
(Reported in thousands except shares and per share amounts)

Assets:
Investments at value (cost $84,072)	$84,193
Cash	2,295
Receivables:
Interest	1,064
Prepaid expenses	16
Total assets	87,568
Liabilities:
Payables:
Investment securities purchased	2,728
Investment advisory fees (Note 3)	35
Administrative fees (Note 3)	7
Accrued expenses	146
Total liabilities	2,916
Net Assets	$84,652
CAPITAL:
Common stock ($0.01 par value; 599,996,750 shares authorized and 7,029,567 shares issued and outstanding)	$70
Additional paid-in capital	94,003
Total distributable earnings (accumulated losses)	(9,421)
Net Assets	$84,652

NET ASSET VALUE	$12.04
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2026
(Unaudited)
($ reported in thousands)

INVESTMENT INCOME:
Interest	$1,347
EXPENSES:
Investment advisory fees (Note 3)	211
Administrative fees (Note 3)	42
Professional fees	63
Reports to shareholders	21
Accounting agent fees	13
Transfer agent fees	7
Directors’ fees (Note 3)	5
Other expenses	19
Total expenses	381
Net investment income (loss)	966
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	97
Net change in unrealized appreciation / depreciation on investments	(324)
Net realized and unrealized gain (loss)	(227)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$739
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	For the six months ended April 30, 2026 (Unaudited)	For the year ended October 31, 2025
OPERATIONS:
Net investment income (loss)	$966	$1,841
Net realized gain (loss)	97	(172)
Net change in unrealized appreciation / depreciation	(324)	672
Net increase (decrease) in net assets applicable to common stock resulting from operations	739	2,341
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income	(966)*	(1,841)
In excess of net investment income	(405)*	—
Return of capital	—	(901)
Decrease in net assets from distributions to stockholders	(1,371)	(2,742)
Total increase (decrease) in net assets	(632)	(401)
NET ASSETS:
Beginning of period	85,284	85,685
End of period	$84,652	$85,284

*	Please note that the tax status of the Fund’s distributions is determined at the end of the taxable year. See Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS
The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):
	For the six months ended April 30, 2026 (Unaudited)	For the year ended October 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$12.13	$12.19	$11.98	$11.93	$15.72	$15.79
Net investment income (loss)	0.14	0.26	0.30	0.22	0.33	0.43
Net realized and unrealized gain (loss)	(0.03)	0.07	0.30	0.22	(3.57)	(0.01)
Net increase (decrease) from investment operations applicable to common stock	0.11	0.33	0.60	0.44	(3.24)	0.42
Distributions on common stock:
Net investment income	(0.14)	(0.26)	(0.30)	(0.30)	(0.39)	(0.49)
In excess of net investment income	(0.06)	—	—	—	—	—
Net realized gain	—	—	—	—	(0.16)	—(1)
Return of capital	—	(0.13)	(0.09)	(0.09)	—	—
Total distributions	(0.20)	(0.39)	(0.39)	(0.39)	(0.55)	(0.49)
Net asset value, end of period	$12.04	$12.13	$12.19	$11.98	$11.93	$15.72
Market value, end of period	$11.44	$11.39	$11.19	$10.51	$10.79	$14.26
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	0.90%*	1.08%	0.97%	2.72%	3.13%	2.37%
Operating expenses, without leverage	0.90%*	1.08%	0.97%	1.18%	1.32%	1.46%
Net investment income	2.28%*	2.16%	2.46%	1.79%	2.39%	2.57%
SUPPLEMENTAL DATA:
Total return on market value(2)	2.16%	5.35%	10.30%	0.91%	(21.04)%	3.62%
Total return on net asset value(2)	0.87%	2.76%	5.03%	3.62%	(21.10)%	2.54%
Portfolio turnover rate	16%	38%	59%	27%	7%	10%

Net assets applicable to common stock, end of period (000’s omitted)	$ 84,652	$85,284	$85,685	$84,196	$83,859	$110,483
Preferred stock outstanding, end of period (000’s omitted)(3)	$—	$—	$—	$—	$65,000	$65,000
Asset coverage on preferred stock(4)	$—	$—	$—	$—	$229,013	$269,973
Asset coverage ratio on preferred stock(5)	—%	—%	—%	—%	229%	270%

*	Annualized.
(1)	Amount per share is less than $0.01.
(2)
Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total return on market value shown in the table. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

(3)
During the year ended October 31, 2023, the Fund voluntarily redeemed all 650 of its Series 2050 Remarketable Variable Rate MuniFund Term Preferred Shares at
100% of its liquidation preference plus accrued dividends.

(4)
Represents value of net assets applicable to common stock plus preferred stock outstanding at period end divided by the preferred stock outstanding at period end, calculated per $100 liquidation preference per share of preferred stock.

(5)	Represents value of net assets applicable to common stock plus preferred stock outstanding at period end divided by the preferred stock outstanding at period end.
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2026
Note 1. Organization
DTF Tax-Free Income 2028 Term Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on September 24, 1991. The Fund commenced operations on November 29, 1991 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital.
The Fund will terminate on or before March 1, 2028 unless (i) within 12 months prior to that date, the Fund conducts a tender offer for all of its outstanding shares at 100% of their net asset value, (ii) the results of the tender offer leave the Fund with net assets of at least $75 million and (iii) a majority of the entire Board of Directors votes to reinstate the Fund’s perpetual existence.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.
The following are the significant accounting policies of the Fund:
A.  Investment Valuation: Debt securities are generally valued based on the evaluated bid using prices provided by one or more dealers regularly making a market in that security, an independent pricing service, or quotes from broker dealers, when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. The Fund’s Board of Directors has designated Duff & Phelps Investment Management Co. (the “Investment Adviser”) as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Any securities for which it is determined that market prices are unavailable or inappropriate are fair valued using the Investment Adviser’s Valuation Committee’s own assumptions and are classified as Level 2 or 3 based on the valuation inputs.
B.  Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security and discounts are accreted over the remaining life of the security for financial reporting purposes.
C.  Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2026
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State and local tax returns and/or other filings may be subject to examination for different periods, depending upon the rules of each applicable jurisdiction.
D.  Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly. Net capital gains, if any, in excess of capital loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on the ex-dividend date.
The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.
E.  Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
F.  Segment Reporting: ASC 280, Segment Reporting, established disclosure requirements relating to operating segments in financial statements. The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which is intended to enhance reportable operating segment disclosure requirements. Operating segments are defined as components of a reporting entity about which separate financial information, including disclosures about income and expenses, is available that is regularly evaluated by the chief operating decision maker (“CODM”) in deciding how to allocate resources and assess Fund performance. The Fund is structured as an investment company and represents a single operating segment. Subject to the oversight and, when applicable, approval of the Fund’s Board of Directors, management of the Investment Adviser acts as the Fund’s CODM. The CODM monitors the Fund’s operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its investment strategies based on its defined investment objective. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
Note 3. Agreements and Management Arrangements
A.  Investment Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Investment Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s Average Weekly Managed Assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

DTF TAX-FREE INCOME 2028 TERM FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2026
B.  Administrator: The Fund has an Administration Agreement with Virtus Fund Services, LLC (the “Administrator”), an indirect, wholly owned subsidiary of Virtus. The administration fee is payable monthly at an annual rate of 0.10% of the first $3 billion of the Fund’s average weekly managed assets, and 0.08% of the Fund’s average weekly managed assets over $3 billion.
C.  Directors: ($ reported in thousands) The Fund pays each director not affiliated with the Investment Adviser an annual fee. Fees paid to directors for the six months ended April 30, 2026 were $5.
Note 4. Investment Transactions
($ reported in thousands)
Purchases and sales of investment securities for the six months ended April 30, 2026 were $15,584 and $13,092, respectively.
Note 5. Distributions and Tax Information
($ reported in thousands)
At April 30, 2026, the approximate federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$84,072	$510	$(389)	$121
At October 31, 2025, the Fund had unused capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code. The character and amounts of the carryforwards are given in the table below. These capital losses are not subject to expiration.
Short-Term	Long-Term
$250	$8,984
Note 6. Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2026
Note 7. Recent Accounting Pronouncement
In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures. The amendments enhance income tax disclosures by requiring greater disaggregation in the rate reconciliation and income taxes paid by jurisdiction, while removing certain disclosure requirements. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the impact of this ASU.
Note 8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of the Independent Directors of the Fund and acts under a written charter that was most recently amended on December 10, 2025. A copy of the charter is available on the Fund’s website at www.dpimc.com/dtf and in print to any shareholder, upon request.
The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.
In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to requests made by independent counsel on behalf of the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:
Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. The Contracts Committee also considered the consistent quality of the services being provided by the Adviser. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.
Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized data provided by the Adviser and a report from Broadridge (“Broadridge”), an independent provider of investment company data.  As reported by Broadridge, the Fund’s net asset value (“NAV”) total return ranked below the median among all non-leveraged closed-end general and insured municipal debt funds for the 3-, 5- and 10-year periods ended June 30, 2025, but above the median for the 1- year period ended June 30, 2025.  The Adviser provided the Contracts Committee with performance information for the Fund for various periods, measured against two benchmarks: the Bloomberg Municipal Bond Index and the Lipper Leveraged Municipal Debt Funds Average (the Fund’s category as determined by Thomson Reuters Lipper). The Committee noted that the Fund’s NAV total return and market value total return had outperformed the Bloomberg Municipal Bond Index for the 1- year period ended June 30, 2025 and underperformed the Bloomberg Municipal Bond Index for the 3- and 5-year periods ended June 30, 2025. The Committee further noted that the Fund’s total return on a market value basis outperformed compared to the

Lipper Leveraged Municipal Debt Fund Average Market Index for the 1- and 3-year periods but underperformed for the 5-year period ended June 30, 2025. In evaluating the Fund’s performance, the Contracts Committee further considered the Adviser’s explanation that the fixed-income investments comprising certain of the benchmarks include higher yielding, lower-quality bonds in which the Fund is not permitted to invest, and that unlike peer funds in the Fund’s Lipper category, the Fund ceased using leverage on July 31, 2023 in preparation for its termination in 2028.
Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Broadridge to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other municipal debt funds selected by Broadridge (the “Broadridge expense group”). The Contracts Committee reviewed, among other things, information provided by Broadridge comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (against Broadridge expense group funds with fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Broadridge expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was above the median of its Broadridge expense group; (ii) the actual total expense rate was above the median of its Broadridge expense group on the basis of assets attributable to common stock; and (iii) the actual management fee rate was above the median of its Broadridge expense group on the basis of assets attributable to common stock.  In its evaluation of the foregoing, the Contracts Committee also considered that the Fund’s Broadridge expense group was smaller than in previous years, since there are very few non-levered municipal debt funds of a comparable size to the Fund.
The Adviser also furnished the Contracts Committee with copies of its financial statements, and the financial statements of its parent company, Virtus Investment Partners, Inc. The Adviser also provided information regarding the revenue and expenses related to its management of the Fund, and the methodology used by the Adviser in allocating such revenue and expenses among its various clients. In reviewing those financial statements and other materials, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was reasonable in light of the services rendered to the Fund. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.
Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.
Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedule for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is higher than the Adviser’s standard fee schedule. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for and oversee external reporting (including semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors and (6) respond to unanticipated issues in the financial markets or regulatory environment that can impact the Fund. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that the management fees charged to the Fund are reasonable compared to those charged to other clients of the Adviser, when the nature and scope of the services provided to the Funds are taken into account. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.
Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, and enhanced reputation that may aid in obtaining new clients. As a fixed-income fund, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.
Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending March 1, 2027. On December 10, 2025, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending March 1, 2027.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (866) 668-8552 or is available on the Fund’s website www.dpimc.com/dtf or on the SEC’s website www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters (January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. In addition, the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (866) 668-8552 or is available on the Fund’s website at www.dpimc.com/dtf.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 9, 2026. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:
	Shares Voted For	Shares Withheld
1. Election of Director*
Director elected by the holders of the Fund’s common stock to serve until the Annual Meeting in the year 2029 and until her successor is duly elected and qualified:
Mareilé B. Cusack	4,975,595	728,692
*Directors whose term of office continued beyond this meeting are as follows: George R. Aylward, Donald C. Burke, Mark G. Kahrer and Eileen A. Moran (Chair).

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Board of Directors
EILEEN A. MORAN
Chair
GEORGE R. AYLWARD
DONALD C. BURKE
MAREILÉ B. CUSACK
MARK G. KAHRER
Officers
DAVID D. GRUMHAUS, JR.
President and Chief Executive Officer
DANIEL J. PETRISKO, CFA
Executive Vice President and Assistant Secretary
DUSTY L. SELF
Vice President and Chief Investment Officer
W. PATRICK BRADLEY, CPA Vice President, Treasurer and Principal Financial and Accounting Officer
KATHLEEN L. HEGYI
Chief Compliance Officer
KATHRYN L. SANTORO
Vice President and Secretary
JENNIFER S. FROMM
Vice President and Assistant Secretary
NIKITA K. THAKER, CPA
Vice President and Assistant Treasurer
TIMOTHY P. RIORDAN
Vice President
DTF Tax-Free Income 2028 Term Fund Inc.
101 Munson Street
Greenfield, MA 01301
Common stock traded on the New York
Stock Exchange under the symbol DTF
Shareholder inquiries please contact:
Fund Services at (866) 668-8552 or
Email at Duff@virtus.com
Investment Adviser
Duff & Phelps Investment Management Co.
10 South Wacker Drive, 19th Floor
Chicago, IL 60606
(312) 368-5510
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Transfer Agent and Dividend Disbursing Agent
Computershare
P.O. Box 43078
Providence, RI 02940-3078
Custodian
The Bank of New York Mellon
Legal Counsel
Mayer Brown LLP

(b)	Not applicable.

Item 2. Code of Ethics.

Response not required for semi-annual report.

Item 3. Audit Committee Financial Expert.

Response not required for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Response not required for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

(a) Response not required for semi-annual report.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable for Closed-End Management Investment Companies.

(b)	Not applicable for Closed-End Management Investment Companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The information required by this Item is included as part of the semi-annual report to shareholders filed under Item 1 of this Form N-CSRS.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Response not required for semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Response not required for semi-annual report.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s proxy statement dated January 16, 2026) or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)

On December 10, 2025, the audit committee of the registrant’s Board of Directors approved the engagement of PricewaterhouseCoopers LLP as independent public accounting firm for the registrant for the fiscal year ended October 31, 2026, thereby replacing Ernst & Young LLP effective upon the completion of their October 31, 2025 audit and issuance of their report thereon.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  DTF Tax-Free Income 2028 Term Fund Inc.

By (Signature and Title)  /s/ David D. Grumhaus, Jr.

             David D. Grumhaus, Jr., President and Chief Executive Officer

             (Principal Executive Officer)

Date July 1, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ David D. Grumhaus, Jr.

             David D. Grumhaus, Jr., President and Chief Executive Officer

             (Principal Executive Officer)

Date July 1, 2026

By (Signature and Title)  /s/ W. Patrick Bradley

             W. Patrick Bradley, Vice President, Treasurer

             and Principal Financial and Accounting Officer

             (Principal Financial Officer)

Date July 1, 2026